UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2024

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3025 Clearview Way, San Mateo, CA 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GPRO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

GoPro, Inc. (the “Company”) previously announced on August 19, 2024 that its Board of Directors had approved a restructuring plan (the “Original Restructuring Plan”). At that time the Original Restructuring Plan anticipated a reduction in force of approximately 15% from our ending second quarter headcount of 925 full-time employees, and it was expected to begin Q3 2024 and to be substantially complete in Q4 2024.

On October 29, 2024, the Company announced that its Board of Directors of the Company approved an updated Restructuring Plan (the “Updated Restructuring Plan”). The Updated Restructuring Plan, which supersedes the previous estimates, is anticipated to entail an aggregate reduction in force of approximately 26% from our ending second quarter headcount of 925 full-time employees and is expected to be substantially completed by the end of 2024.

The Updated Restructuring Plan is expected to result in an estimated aggregate charge in the range of $15.5 million to $18.5 million. Cash severance expenditures will be approximately $8 million to $9 million in the fourth quarter of 2024. Project cancellation costs will be approximately $6 million to $8 million in the fourth quarter of 2024. The estimates of the charges and expenditures that the Company expects to incur in connection with the above, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates.

Note on Forward-looking Statements

This Current Report on Form 8-K/A may contain projections or other forward-looking statements within the meaning Section 27A of the Private Securities Litigation Reform Act. Forward-looking statements in this Current Report on Form 8-K/A include, but are not limited to, statements related to expectations regarding aggregate charges for employee termination and the timing to recognize these charges and other costs associated with the restructuring, including the estimates of related cash expenditures by the Company in connection with statements regarding the percentage of employees subject to the reduction in force and the timing thereof and the impact of the restructuring steps, and statements regarding the issuance of updates on the Company’s business and guidance and the timing thereof. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to cost reduction efforts. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2024, and the Company’s subsequent current reports filed with the SEC. The Company undertakes no duty or obligation to update any forward-looking statements contained herein as a result of new information, future events or changes in its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated:	October 29, 2024	By: /s/ Brian McGee
Brian McGee Chief Financial Officer and Chief Operating Officer (Principal Financial Officer)